SECOND AMENDMENT TO THE EQUITY COMMITMENT AGREEMENT

This Second Amendment (this "Amendment"), dated as of June 25, 2010 and affective as of June 20, 2010, is made and entered into by and among Visteon Corporation (as debtor-in-possession and a reorganized debtor, as applicable, the "Company") and the Investors whose signatures are set forth below (the "Amending Investors").  Capitalized terms used and not otherwise defined herein have the meanings set forth in the Equity Commitment Agreement (as defined below).

WHEREAS, the Company and the Amending Investors are parties to that certain Equity Commitment Agreement, dated as of May 6, 2010 (as amended by that certain First Amendment to the Equity Commitment Agreement, dated as of June 13, 2010, the "Equity Commitment Agreement");

WHEREAS, Section 11.7 of the Equity Commitment Agreement provides, among other things, that the Equity Commitment Agreement may be amended only in a writing signed by the Company and all of the Lead Investors, subject to the other provisions set forth in the Equity Commitment Agreement; and

WHEREAS, the Company and the Amending Investors wish to amend the Equity Commitment Agreement, and the Amending Investors include all of the Lead Investors;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Equity Commitment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. Amendments to the Equity Commitment Agreement.  The Equity Commitment Agreement is hereby amended as follows:

1. Section 7.2(b) - Milestone Date.  Clause (iv) of Section 7.2(b) of the Equity Commitment Agreement shall be amended by deleting the phrase "June 20, 2010" and replacing it with the phrase "July 2, 2010".

2. Section 10.1(c) - Milestone Date.  Clause (ii) of Section 10.1(c) of the Equity Commitment Agreement shall be amended by deleting the phrase "June 20, 2010" and replacing it with the phrase "July 2, 2010".

B. Miscellaneous. This Amendment and the Equity Commitment Agreement, together, contain the complete agreement among the parties hereto and thereto and supersede any prior understandings, agreements, letters of intent, or representations by or among such parties, written or oral, that may have related to the subject matter hereof in any way.  Except as specifically amended hereby, the Equity Commitment Agreement, as amended hereby, shall remain in full force and effect.  The terms and provisions of Sections 11.1 through 11.8 and 11.10 of the Equity Commitment Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

*           *           *           *           *

IN WITNESS WHEREOF, the parties have executed or caused this Amendment to be executed as of the date first written above.

VISTEON CORPORATION

By:
    Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Company Signature Page]

CQS CONVERTIBLE AND QUANTITATIVE STRATEGIES MASTER FUND LIMITED

By:
    Name:
Title:  Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED

By:
Name:
Title:  Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

DEUTSCHE BANK SECURITIES INC.
(Solely with Respect to the Distressed Products Group)

By:
Name:
Title:

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

ELLIOTT INTERNATIONAL, L.P.

By:           Elliott International Capital Advisors Inc., asAttorney-in-Fact

By:
Name: Elliot Greenberg
Title:   Vice President

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

GOLDMAN, SACHS & CO.,
solely with respect to the
High Yield Distressed Investing Group

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

KIVU INVESTMENT FUND LIMITED

By:
Name:
Title:  Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

MONARCH MASTER FUNDING LTD

By:	MONARCH ALTERNATIVE CAPITAL LP, its investment advisor

By:
Name:  Christopher Santana
Title:  Managing Principal

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

OAK HILL ADVISORS, L.P., on behalf of
certain private funds and separate accounts
that it manages

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

SOLUS ALTERNATIVE ASSET MANAGEMENT LP, as investment advisor to its private funds

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

THE LIVERPOOL LIMITED PARTNERSHIP

By: Liverpool Associates, Ltd., as GeneralPartner

By:
Name: Elliot Greenberg
Title:   Vice President

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.

By:	Alden Global Distressed Opportunities Fund GP, LLC, its general partner

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

ALLEN ARBITRAGE, L.P.

By:
Name:  Tal Gurion
Title:  Managing Director of Investment Manager

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

ALLEN ARBITRAGE OFFSHORE

By:
Name:  Tal Gurion
Title:  Managing Director of Investment Manager

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

ARMORY MASTER FUND LTD.

By: Armory Advisors LLC, its InvestmentManager

By:
Name:  Jay Burnham
Title:  Manager

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CAPITAL VENTURES INTERNATIONAL

By:	Susquehanna Advisors Group, Inc.,
its authorized agent

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CASPIAN CAPITAL PARTNERS, L.P.

By: Mariner Investment Group, as InvestmentAdvisor

By:
Name: David Corleto
Title:   Principal

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By: Mariner Investment Group, as InvestmentAdvisor

By:
Name: David Corleto
Title:   Principal

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CITADEL SECURITIES LLC

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CSS, LLC

By:
Name:  Jerry White
Title:  Partner

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CUMBERLAND PARTNERS

By:	CUMBERLAND GP LLC, its General Partner

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CUMBERLAND BENCHMARKED PARTNERS, L.P.

By:	CUMBERLAND BENCHMARKED GP LLC, its General Partner

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

LONGVIEW PARTNERS B, L.P.

By:	LONGVIEW B GP LLC, its General Partner

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CUMBER INTERNATIONAL S.A.

By:	CUMBERLAND ASSOCIATES LLC, as Investment Adviser

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CYRUS EUROPE MASTER FUND LTD.

By:	Cyrus Capital Partners, L.P. as Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CYRUS SELECT OPPORTUNITIES
MASTER FUND, LTD.

By:	Cyrus Capital Partners, LP as Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CRESCENT 1 L.P.

By:	Cyrus Capital Partners, L.P. as Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CRS FUND LTD.

By:	Cyrus Capital Partners, L.P. as Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CYRUS OPPORTUNITIES MASTER
FUND II, LTD.

By:	Cyrus Capital Partners, L.P. as Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

HALBIS DISTRESSED OPPORTUNITIES MASTER FUND, LTD.

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

MARINER LDC

By: Mariner Investment Group, as InvestmentAdvisor

By:
Name: David Corleto
Title:   Principal

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

MARINER LDC

By:	Riva Ridge Capital Management LP,
as Investment Manager

By:	Riva Ridge GP LLC, GP to the Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

MERCED PARTNERS LIMITED PARTNERSHIP

By:	Global Capital Management, Inc., General Partner

By:
Name:  Thomas G. Rock
Title:  Authorized Representative

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

MERCED PARTNERS II, L.P.

By:	Lydiard Partners, L.P., General Partner

By:	Tanglewood Capital Management, Inc.,
General Partner

By:
Name:  Thomas G. Rock
Title:  Authorized Representative

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

NEWFINANCE ALDEN SPV

By:	Alden Global Capital, its Trading Advisor

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

QVT FUND LP

By:	QVT Associates GP LLC, its general partner

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

QUINTESSENCE FUND L.P.

By:	QVT Associates GP LLC, its general partner

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

RIVA RIDGE MASTER FUND, LTD.

By:	Riva Ridge Capital Management LP,
as Investment Manager

By:	Riva Ridge GP LLC, GP to the Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

SENECA CAPITAL, L.P.

By:
Name:  Mike Anastasio
Title:  CFO

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

SILVER POINT CAPITAL, L.P. on behalf of its affiliates and related funds

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

SPECTRUM INVESTMENT PARTNERS, L.P.

By:	Spectrum Group Management LLC, its general partner

By:
Name:  Jeffrey A. Schaffer
Title:  Managing Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

SIPI MASTER LTD.

By:	Spectrum Investment Management LLC,
its investment manager

By:
Name:  Jeffrey A. Schaffer
Title:  Managing Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

STARK CRITERION MASTER FUND LTD.

By:	Stark Criterion Management LLC
Its:	Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

STARK MASTER FUND LTD.

By:	Stark Offshore Management LLC
Its:	Investment Manager

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

THE SEAPORT GROUP LLC PROFIT SHARING PLAN

By: Armory Advisors LLC, its Investment Advisor

By:
Name:  Jay Burnham
Title:  Manager

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

UBS Securities LLC

By:
Name:
Title:

UBS Securities LLC

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

VENOR CAPITAL MASTER FUND LTD.

By:
Name:  Michael Wartell
Title:  Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

WHITEBOX HEDGED HIGH YIELD PARTNERS, L.P.

By:	Whitebox Hedged High Yield Advisors, LLC, its General Partner

By:	Whitebox Advisors, LLC, its Managing Member

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

WHITEBOX COMBINED PARTNERS, L.P.

By:	Whitebox Combined Advisors, LLC, its General Partner

By:	Whitebox Advisors, LLC, its Managing Member

By:
Name:
Title:

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]